May 2006 May 2006 Analyst Conference Analyst Conference Energy Transfer Equity, LP Energy Transfer Equity, LP Energy Transfer Partners, LP Energy Transfer Partners, LP Exhibit 99.1 Exhibit 99.1

The statements made by representatives of Energy Transfer Partners (ETP) or Energy Transfer
Equity (ETE) during the course of this presentation that are not historical facts are forward-
looking statements. Although the assumptions underlying these statements are believed to be reasonable, investors are cautioned that such forward-looking statements are inherently uncertain and necessarily involve risks that may affect the business prospects and performance of ETP and
ETE, causing actual results to differ from those discussed during this presentation. When considering forward-looking statements, you should keep in mind the risk factors and other cautionary statements included in the prospectus.
Any forward-looking statements made are subject to all of the risks and uncertainties, many of which are beyond management’s control, involved in transportation, gathering, compression, treating, processing, storage and marketing of natural gas and in the propane business. These risks include the risks described in the prospectus. Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, the actual results and plans of ETP and
ETE could differ materially from those anticipated, estimated, projected or expected.
ETP and ETE undertake no obligation to publicly update any forward-looking statements, whether as a result of new information or future events.
Legal Disclaimer
Legal Disclaimer

3 Agenda Overview Asset Profile ETP Corporate Structure Investment Highlights Propane Overview Project Update Midstream Overview Financial Review Energy Transfer Equity, LP Summary

Asset Profile
A diversified midstream and propane MLP:
3rd largest MLP in the U.S.
Largest intrastate pipeline system in U.S. with interconnects to major consumption areas throughout U.S.
Significant strategically located natural gas storage capacity
One of five largest retail propane marketers in the United States with concentration in highest population growth areas
Annual Revenue (FYE 2005) $6.2 B
Total Assets (2/28/06)              $4.4 B
Book Equity (2/28/06) $1.8 B
Enterprise Value (1) $6.1 B
Equity Market Cap. (1) $4.6 B
Units Outstanding (2/28/06)     110,625,711
EBITDA (Fiscal 2006) $710 million (2)
ETP Financial Summary
Assets:
Midstream (80% of ETP EBITDA):
Pipelines (active miles) 11,700
Storage (working space) 78 Bcf
Processing 240 MMcf/d
Treating 3,500 gpm
Aggregate Throughput Capacity 7.6 Bcf/d
Propane (20% of ETP EBITDA):
Propane Customers > 700,000
Propane Service Locations 321
Geographic Footprint:
Market Hubs 5
Producing Regions 5
Interstate Pipeline Connections > 10
Propane Operations 34 States
Employees
Midstream Operations ~565
Propane Operations ~2,730
Operational Metrics
(1) Unit price as of  May 5, 2006; excludes value of GP and ETE.
(2) Public guidance.

ETP Corporate Structure
Public Unitholders
Energy Transfer Equity, L.P.
Energy Transfer Partners, L.P.
110,625,711 Units Outstanding
67.1% Limited
Partner Interest
La Grange Acquisition, L.P
Natural Gas
Midstream Operations
Heritage  Operating, L.P.
Propane
Operations
Heritage
Holdings
Inc
50% Incentive
Distribution Rights
32.9% Limited, Partner
Interest
2% General Partner
Interest

Investment Highlights
Substantial competitive advantage
High quality portfolio of assets
Strong credit statistics
Compares favorably with BBB+ / BBB peers
Management commitment to credit quality
High common unit coverage
ETP retains cash to fund internal growth and strengthen balance sheet
Low risk, high rate of return growth opportunities
Low construction price to EBITDA multiples
Long-term contracts already in place
Excellent access to public debt and equity markets
Significant liquidity
History of consistent distribution growth
Experienced management with substantial equity ownership

7 Propane Overview Asset Overview Keys to Success Customer Mix Titan Acquisition

Propane Operations
ETP’s propane operations are concentrated in higher than average population growth areas where natural gas distribution may not be cost effective, and its geographic diversification minimizes the impact of weather patterns in individual regions.
Fee-based, pass-through business, subject to weather volatility that impacts volumes
Focus on higher-margin residential customers
Record fiscal 2004 and 2005 operating and financial
performance
Realized 2%-3% internal growth excluding acquisitions
Trend of increasing margins due to higher vehicle fuel costs, steel costs, benefit, and insurance cost
Own our own assets
Purchase land, buildings and vehicles
We own 90% of customer tanks
Retail Gallons Sold (Millions)
126
147
160
181
330 330
376
398
406
0
50
100
150
200
250
300
350
400
450

Keys to Success
Decentralized Operations
Eliminates large scale corporate staff
Pricing determined at regional level
Billing and collection at local level, CSR collecting accounts receivables from neighbors, likely to be paid first
Internal Growth
Plant Bonus Program to share EBITDA in excess of budget with all employees
Growth of 1% to 3% at 4.0x multiple
Acquisitions
Disciplined approach with specific criteria
Attractive multiples at base level of deal flow
Low event risk as combining acquired operations with current locations under seasoned Region Manager
Expense Control
Districts operate as independent profit centers with entrepreneurial attitude
Robust budgetary process with monthly accountability
Compensation based on local wage rates – no company-wide pay scale

10 Diversified Customer Base Residential 56.0% Other 13.0% Industrial/Commercial/ Agricultural 31.0% Gallons by Retail Class

11 Titan Acquisition 200 million gallons 146 district locations 325,000 customers 33 states $.10 -.15 accretive per unit Closing June 1, 2006

12 Project Update

13 Project Update 42” Expansion and Loop New Addition South Loop $895 million total capital to be spent $320 already incurred

14 Midstream Overview System Map with Expansions Competitive Advantages US Natural Gas Supply/ Demand Discussion Supply Discussion Producer Economics 2006 Volume and Margin Review

Energy Transfer System Map

Competitive Advantages
Texas Infrastructure
Market Options for Producers
Strong Position in Active Supply Basins
Operating Expertise
Producer Relationships
Backlog of Organic Growth
Positive impact of LNG

Natural Gas Supply - Texas *Texas produced 28% of estimated domestic production in 2004 *Source: www.eia.doe.gov

US Natural Gas Consumption 17.5% 17.5% 8.3% 8.3% 6% 6% 5% 5% 11% 11% Source: EIA – 2004 Natural Gas Total Consumption

US Natural Gas Supply/ Demand

Natural Gas Supply - Texas
Factors effecting drilling
Price of gas
Cost of drilling/ completing
Rig availability
Pipeline accessibility
Lease terms
Reserve risk
Magnitude of dollars per well
Availability of capital
Producer infrastructure in area
Royalty terms

Volume/Margin
Mar. - May June - Aug. Sept. - Nov. Dec. - Feb. Trailing
Q3 2005 Q4 2005 Q1 2006 Q2 2006 12-Month
Consolidated
Sales volume 581,914,952 627,678,954 635,388,103 643,221,361 2,488,203,370
Margin 147,079,476 131,566,320 147,768,428 275,561,668 701,975,892
Avg. rate 0.253 $                   0.210 $                   0.233 $                   0.428 $                   0.282 $
Billed volume/d 6,325,163 6,822,597 6,906,392 6,991,537 6,816,996
ETP Midstream Volume/ Margin Analysis

22 Financial Review Liquidity Distributable Cash Flow Forecast Common Unit Coverage Potential Distribution @ 1.15 X Description of Class E Units Interest Expense Calculation Distribution Review

Liquidity
Long term assets supported by long term fixed rate debt
MLP structure more efficient with fixed rate debt
Floating/Fixed Rate Debt Mix
(exluding Working Capital Facilities)
100.0%
Fixed
Floating/Fixed Rate Mix
(including Working Capital Facilities)
7.7%
92.3%
Fixed
Floating
Balance Available Balance
Facility As Of Capacity Fiscal Fiscal Fiscal Fiscal Fiscal
Size 02/28/06 02/28/06 2006 2007 2008 2009 2010
Energy Transfer Partners, L.P.
$750MM Senior Notes $750,000 $750,000 $0 $0 $0 $0 $0 $0
$400MM Senior Notes $400,000 $400,000 $0 $0 $0 $0 $0 $0
$900MM Revolving Credit Facility $900,000 $100,000 $800,000 $0 $0 $0 $0 $0
Heritage Operating, L.P.
Private Placement Notes $292,971 $292,971 $0 $30,406 $34,806 $41,949 $40,899 $39,785
Seller Notes $2,460 $2,460 $0 $393 $569 $502 $428 $321
Revolving Credit Facility (1) $75,000 $21,197 $53,803 $0 $21,197 $0 $0 $0
Other (Non Competes) $14,492 $14,492 $0 $2,063 $4,251 $3,973 $2,279 $1,040
Total Consolidated Energy Transfer Partners, L.P.$2,434,923 $1,581,120 $853,803 $32,862 $60,823 $46,424 $43,606 $41,146
(1) Heritage Operating is currently negotiating a new Credit Facility to replace the existing Credit Facility which expires December 31, 2006
Required Principal Payments
Energy Transfer Partners, L.P.
Schedule of Required Principal Payments ($ in 000's)

Liquidity (cont.)
$350.0
$52.1
$106.0
$132.4
$194.2
$336.4
$0
$50
$100
$150
$200
$250
$300
$350
$400
Jan-
04
Feb-
04
Mar-
04
Apr-
04
May-
04
Jun-
04
Jul-
04
Aug-
04
Sep-
04
Oct-
04
Nov-
04
Dec-
04
Jan-
05
Feb-
05
Mar-
05
Apr-
05
May-
05
Jun-
05
Jul-
05
Aug-
05
Sep-
05
Oct-
05
Nov-
05
Dec-
05
Jan-
06
Feb-
06
$0.0
$5.0
$10.0
$15.0
$20.0
$25.0
$30.0
$35.0
$40.0
Net Equity Issued Monthly Average Price per Unit

Distributable Cash Flow/ Coverage
ETP Distributable Cash Flow Calculation (in thousands)
(@ $2.55/ LP Unit)
2006E EBITDA 710,000 $
Less: Maintenance Capital (37,000) $
Less: Interest Expense (115,000) $
Less: Taxes (20,000) $
Distributable Cash Flow 538,000 $
Less: Distributions to GP (IDRs) (120,255) $
Distributable Cash Flow to LP 417,745 $
LP Unit Distributions 282,096 $
Excess Distributable Cash Flow 135,649 $
Distribution Coverage Ratio 1.48 X

Interest Expense
(000's)
$750mm Senior Notes @ 5.95% 44,625 $
$400mm Senior Notes @ 5.65% 22,600
$300mm Private Placement Notes @ 8.25% 24,000
$17mm Other @ 8.00% 1,360
$360mm Average Working Capital @ 6% 22,415
Total Annual Interest Expense 115,000 $

Potential Distribution @ 1.15X
ETP Common Distribution @ 1.15X
Distributable Cash Flow (000's) 538,000 $
ETP DCF/ LP Unit 2.99 $
Less: Distributions to GP (IDRs) (158,180) $
Distributable Cash Flow to LP 379,820 $
LP Unit Distributions 330,243 $
Excess Distributable Cash Flow 49,577 $
Distribution Coverage Ratio 1.15 X

Class E Units
Number of Class E Units
Number of Class E Units
8,853,832
8,853,832
Maximum Distribution Rate for Class E Units (per Common Unit)
Maximum Distribution Rate for Class E Units (per Common Unit)
Distribution
Distribution
•Class E Unit
•Class E Unit
$3,120,976
$3,120,976
•General Partner
•General Partner
877,550
877,550
Total
Total
$3,998,526
$3,998,526
Class E Unit distribution treated as Treasury Unit thus distribution is returned to ETP.
Class E Unit distribution treated as Treasury Unit thus distribution is returned to ETP.
Net outbound cash related to Class E Units is $877,550 per year based on $2.55 ETP
Net outbound cash related to Class E Units is $877,550 per year based on $2.55 ETP distribution rate.
distribution rate.

29 Distribution Review ETP Distribution History $1.30 $1.40 $1.50 $1.65 $1.75 $1.85 $1.95 $2.00 $2.20 $2.35 $2.55 $1.00 $1.40 $1.80 $2.20 $2.60 $3.00

30 Energy Transfer Equity, LP ETE Corporate Structure Statistics Distributable Cash Flow ETE DCF @ ETP DCF Increases

ETE Corporate Structure
Management
and Affiliates
Public
Unitholders
LE GP, LLC
Energy Transfer Equity, L.P.
137,216,912 Common Units Outstanding
81.8% Limited
Partner Interest
17.7% Limited
Partner Interest
50% Incentive Distribution
Rights
32.9% Limited Partner
Interest
2% General Partner
Interest
0.5% General
Partner Interest

32 Statistics ETE Statistics Market Capitalization $3.55 billion Long Term Debt $377 million Enterprise Value $3.93 billion Outstanding Units 137,216,912 Current DCF/ Unit $0.80 *as of May 5, 2006

Distributable Cash Flow
ETE Distributable Cash Flow
(in thousands)
Cash Flow from ETP
     2% GP Cash Flow
8,297 $
     IDR Cash Flow 55,979 $
     LP Unit Distributions 92,855 $
Total Cash Flow from ETP 157,131 $
Less: Interest Expense
(23,563) $
Less: G&A
(3,000) $
Distributable Cash Flow 130,569 $
Outstanding Units 137,216,912
DCF/ Unit
0.95 $

34 ETE Distributions @ ETP DCF Increases ETE DCF Estimates $0.95 $1.02 $1.09 $1.23 $1.16 $1.29 $1.36 $0.70 $0.90 $1.10 $1.30 $1.50 $2.55 $2.65 $2.75 $2.85 $2.95 $3.05 $3.15 ETP DCF/ Unit

Investment Highlights
Substantial competitive advantage
High quality portfolio of assets
Strong credit statistics
Compares favorably with BBB+ / BBB peers
Management commitment to credit quality
High common unit coverage
ETP retains cash to fund internal growth and strengthen balance sheet
Low risk, high rate of return growth opportunities
Low construction price to EBITDA multiples
Long-term contracts already in place
Excellent access to public debt and equity markets
Significant liquidity
History of consistent distribution growth
Experienced management with substantial equity ownership